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                                                                    Exhibit 10.2
                                    FORM OF
                        COMMON STOCK PURCHASE AGREEMENT

     COMMON STOCK PURCHASE AGREEMENT dated as of August 4, 2000 between NewsEDGE Corporation, a Delaware corporation (the "Company"), and ______________ (the "Purchaser").

     WHEREAS, the Company wishes to issue and sell to the Purchaser an aggregate of _____________ shares (the "Shares") of the authorized but unissued Common Stock, $.01 par value, of the Company (the "Common Stock"); and

     WHEREAS, the Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the parties desire to provide for certain restrictions on the Purchaser's Shares, as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                              PURCHASE OF SHARES

     SECTION 1.01 Purchase, Sale, Issuance and Delivery of the Shares. The
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Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, an aggregate of __________ shares of Common Stock at a purchase price of $_____ per share, for an aggregate purchase price of $____________ (the "Aggregate Purchase Price"). At the Closing (as defined below) or subsequent closings, the Company may enter into substantially this same form of purchase agreement with certain other investors (the "Other Purchasers"). Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

     SECTION 1.02 Closing. The closing shall take place at the offices of Testa,
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Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110,
immediately following the full execution and delivery of this Agreement, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date"). At the Closing, the Company shall issue and deliver to the Purchaser a stock certificate or certificates in definitive form, registered in the name of the Purchaser, representing the Shares being purchased at the Closing. As payment in full for the Shares being purchased by it under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date the Purchaser shall (i) deliver to the Company a check payable to the order of the Company, in the amount of the Aggregate Purchase Price, or (ii) transfer such sum to the account of the Company by wire transfer.


                                  ARTICLE II
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     The Company represents and warrants to the Purchaser that:

     SECTION 2.01 Organization, Qualifications and Corporate Power. The Company
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is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to execute, deliver and perform this Agreement, and to issue, sell and deliver the Shares to be delivered under this Agreement.
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     SECTION 2.02 Authorization of Agreements, Etc.
                  --------------------------------

     (a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action.

     (b) The Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock.

     SECTION 2.03 Validity. This Agreement has been duly executed and delivered
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by the Company and constitutes the legal, valid and binding obligation of the
Company, enforceable in accordance with its terms.

     SECTION 2.04 Litigation. There is no action, suit, investigation or
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proceeding pending against, or to the knowledge of the Company, threatened against, the Company before any court or arbitrator or any governmental body, agency or official which, if determined adversely, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     SECTION 2.05 SEC Filings. The Company is a reporting company under the
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Securities Exchange Act of 1934, as amended (the "Exchange Act") and is not in default of the requirements applicable to reporting issuers under the Exchange Act. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the requirements of the Exchange Act as of their respective filing dates, and the information contained therein was true and correct in all material respects as of the date of such documents, and each of the following documents as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2000 and June 30, 2000, its Current Reports on Form 8-K dated March 6, 2000, March 14, 2000 and March 23, 2000 and its Proxy Statement for the Annual Meeting of Stockholders held on June 15, 2000; and

     (b) all other documents, if any, filed by the Company with the Securities and Exchange Commission (the "SEC") since the filing of the Quarterly Report on Form 10-Q for the three-month period ended June 30, 2000 pursuant to the reporting requirements of the Exchange Act.

          SECTION 2.06. Listing. The Company shall use its best efforts to
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comply with all requirements of the National Association of Securities Dealers,
Inc. and The Nasdaq Stock Market, Inc. with respect to the issuance of the Shares and the listing of the Shares on the Nasdaq Stock Market.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company that:

     SECTION 3.01 Authorization. Purchaser has full power and authority to enter
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into this Agreement and to carry out his or its obligations hereunder. This
Agreement constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting the rights of creditors generally and subject to the fact that equitable remedies are discretionary and may not be granted by a court of competent jurisdiction.

     SECTION 3.02 Investment. Purchaser is acquiring the Shares for its/his own
                  ----------
account, for investment purposes only, and not with a view to the sale, assignment, transfer or other distribution thereof. Purchaser recognizes that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and Purchaser agrees that it/he will not sell, assign, transfer, or otherwise distribute the Shares in violation of the Securities Act.
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     SECTION 3.03 Investigation. Purchaser is knowledgeable and experienced in
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the making of investments, is able to bear the economic risk of loss of its/his investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself/himself of such opportunity either directly or through its authorized representatives. The foregoing representation shall not be construed in any way so as to limit, define or in any way affect the Company's liability arising from the warranties and representations of the Company in this or any other agreement with Purchaser or any affiliate of Purchaser.

     SECTION 3.04 Reliance. Purchaser has been advised that the Shares have not
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been and are not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Shares is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 4 in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

     SECTION 3.05 No Brokers. There are no valid claims for brokerage
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commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Purchaser.

     SECTION 3.06 Legends. Purchaser understands and agrees that each
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certificate representing the Shares delivered to Purchaser hereunder shall bear legends substantially as follows:

         "The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred unless the registration provisions of said Act have been complied with or unless in the opinion of counsel satisfactory to the Company both as to opinion and counsel compliance with such provisions is not required."

             The acquisition by Purchaser of the Shares shall constitute a confirmation by him or it of the foregoing representations.


                                  ARTICLE IV
                             CONDITIONS TO CLOSING

     The obligations of the parties under this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions:

     SECTION 4.01 Representations and Warranties. The representations and
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warranties contained in this Agreement shall be true, complete and correct on and as of the Closing Date.

     SECTION 4.02 Performance. The Company and the Purchaser shall have
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performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.


                                   ARTICLE V
                              REGISTRATION RIGHTS

     SECTION 5.01 "Piggy-Back" Registrations.
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          (a)  If at any time after December 31, 2000 the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, it shall send to Purchaser as a holder of Registrable Shares (as defined below), written notice of such determination and, if within fifteen (15) days after receipt of such notice, if Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Shares Purchaser requests to be registered. "Registrable Shares" means the Shares and any shares of Common Stock issued upon exercise of the Warrant issued by the Company to the Purchaser on the date hereof.
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                                  ARTICLE VI
                                 MISCELLANEOUS


     SECTION 6.01 Expenses. Except as set forth in Section 5.03, each party
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hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

     SECTION 6.02 Survival of Agreements. All covenants, agreements,
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representations and warranties made herein, shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Shares.

     SECTION 6.03 Brokerage. Each party hereto will indemnify and hold harmless
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the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 6.04 Parties in Interest. All representations, covenants and
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agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     SECTION 6.05 Notices. All notices provided for in this Agreement shall be
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given in writing and shall be effective when either served by hand delivery, electronic facsimile transmission, express overnight courier service, or by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth below, or to such other address or addresses as either party may later specify by written notice to the other:

          (a) if to the Company, at NewsEDGE Corporation, 80 Blanchard Road, Burlington, MA 01803, Attention: President, with a copy to Lawrence S. Wittenberg, Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110; and

          (b) if to the Purchaser, at the address appearing on the signature page hereto.

     SECTION 6.06 Governing Law. This Agreement shall be governed by and
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construed in accordance with the internal laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     SECTION 6.07 Entire Agreement. This Agreement constitutes the entire
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Agreement between the parties relative to the subject matter hereof, and supersedes all prior discussions, agreements and understandings, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.

     SECTION 6.08 Counterparts. This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.09 Amendments. No provision of this Agreement shall be waived,
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amended, modified, superseded, canceled, terminated, renewed or extended except in a written instrument signed by both parties. Any waiver shall be limited to the particular instance and for the particular purpose when and for which it is given and shall not be deemed a waiver of any subsequent breach or default of the same or similar nature.

     SECTION 6.10 Severability. The invalidity, illegality or unenforceability
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of any provision of this Agreement shall in no way effect the validity, legality or enforceability of any other provision of this Agreement.

     SECTION 6.11 Headings. The headings used in this Agreement are for
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convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.
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     SECTION 6.12 Specific Performance. The Purchaser acknowledges that because
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of the nature of the business of the Company and the subject matter of this
Agreement, a breach of this Agreement will cause substantial injury to the Company for which money damages will not provide an adequate remedy, and the Purchaser agrees that the Company shall have the right to obtain injunctive relief, including the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, in addition to, and not in limitation of, any other remedies available to the Company under applicable law.
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     IN WITNESS WHEREOF, the Company and the Purchaser have executed this
Agreement as of the day and year first above written.

                              COMPANY:

                              NEWSEDGE CORPORATION


                              By:_________________________________

                              Print Name:_________________________

                              Title:______________________________


                              PURCHASER:

                              ____________________________________

                              By:_________________________________

                              Print Name:_________________________

                              Title:______________________________


                              Purchaser's Address:________________

                              ____________________________________

                              ____________________________________

                              Purchaser's Tax ID Number:__________

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                           Schedule of Shareholders

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Name                                Shares
----                                ------
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Ronald Benanto                       9,412
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Rory Cowan                          35,294
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Murat H. Davidson, Jr.              23,529
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H.G. Wellington, custodian for
the benefit of the
Murat H. Davidson, Jr.              23,529
Rollover IRA
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Bret Faber                          23,529
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Michael Kolowich                    14,118
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Cliff Pollan                         9,412
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Basil Regan                         23,529
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Regan International Fund, Ltd.     129,412
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Regan Partners, LP                 305,882
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The Wellcome Trust                 270,588
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